Exhibit 10.19

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of November 4, 2015, by and among: [i] ALMOST FAMILY, INC., a Delaware corporation (“AFI”); [ii] JPMORGAN CHASE BANK, N.A.,  a national banking association, as Administrative Agent and for itself as a Lender described in the Credit Agreement defined below (the “Agent”); [iii] BANK OF AMERICA, N.A., a national banking association, as Syndication Agent and for itself as a Lender (“BOA”); [iv] FIFTH THIRD BANK, an Ohio banking corporation, as Documentation Agent and for itself as a Lender (“FTB”); and [v]  REGIONS BANK,  an Alabama banking corporation for itself as a Lender (“RB”)(Agent, BOA, FTB and RB are collectively referred to herein as the “Lenders”).

RECITALS:

A.AFI, Agent and each of the Lenders entered into that certain Credit Agreement dated as of December 2, 2010 (the “Original Credit Agreement”), as modified by each of the following: [i] that certain letter agreement dated as of December 10, 2012 (the “Letter Agreement”); [ii] that certain Second Amendment to Credit Agreement dated as of December 6, 2013 (the “Second Amendment”); and [iii] that certain Third Amendment to Credit Agreement dated as of February 12, 2015 (the “Third Amendment”)(the Original Credit Agreement, as modified and amended by the Letter Agreement, the Second Amendment and the Third Amendment, are collectively referred to herein as the “Credit Agreement”).  Certain initially capitalized terms used in this Amendment shall have the respective meanings set forth in the Credit Agreement unless expressly otherwise defined herein.

B.AFI has informed Agent that it intends to acquire (the “Black Stone Acquisition”) one hundred percent (100%) of the issued and outstanding shares of capital stock of Black Stone Home Healthcare, an Ohio corporation (“Black Stone”), and has requested that Agent and each Lender consent to the Black Stone Acquisition and that in connection therewith each of the Lenders make an advance of a Revolving Borrowing as a part of their respective Commitments as described in the Credit Agreement.

C.The Credit Agreement contains certain requirements in order for an Acquisition (such as the Black Stone Acquisition) to be deemed to be a Permitted Acquisition including (but not limited to) the following (hereinafter collectively referred to as the “Unfulfilled Conditions”): [i] the personal property assets that are acquired have been pledged and granted (unless the pledge or grant is prohibited by Governmental Authority or the provisions of contracts governing the same) as part of the Collateral (the “Personal Property Pledge Requirement”); [ii] if Equity Interests of the Target Person have been acquired, the Target Person at the time such Equity Interests are acquired, must have executed and delivered a Guaranty Agreement and Agent shall have received an exclusive first priority pledge and grant of such Equity Interest of the Target Person as part of the Collateral (the “Guaranty and Pledge of Equity Interest Requirement”); and [iii] if the Acquisition for which the Acquisition Consideration paid by the Acquirer exceeds the Acquisition Information Threshold Amount, AFI shall have furnished the requisite Proforma Acquisition Information to the Administrative Agent

and each of the Lenders at least ten (10) Business Days  prior to the consummation of the Acquisition (the “Notice Requirement”).

D.AFI has furnished to Agent the requisite Proforma Acquisition Information pursuant to that certain Project Knight Transaction Information Package dated as of October 2015 (the “Transaction Package”).

E.AFI has informed Agent that, given the timing of the closing of the Black Stone Acquisition on or about November 3, 2015 (the “Acquisition Closing Date”), AFI will be unable to fulfill the Personal Property Pledge Requirement or the Guaranty and Pledge of Equity Interest Requirement, nor will AFI be able to comply with the Notice Requirement.

F.AFI desires to consummate the Black Stone Acquisition on the Acquisition Closing Date notwithstanding the Unfulfilled Conditions, and has requested that Agent and each Lender consent to the Black Stone Acquisition and that in connection therewith each of the Lenders make an advance of a Revolving Borrowing on the Acquisition Closing Date as a part their respective Commitments as described in the Credit Agreement.

E.Lenders are agreeable, notwithstanding the Unfulfilled Conditions, to consent to the Black Stone Acquisition, to advance to AFI a Revolving Borrowing for the purposes set forth in the Transaction Package, and to deem the Black Stone Acquisition a Permitted Acquisition under the Credit Agreement, so long as AFI furnishes to Agent the Additional Loan Documents (as defined below) on or before the Post-Black Stone Acquisition Documents Delivery Date (as defined below).

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, it is hereby agreed as follows:

ARTICLE 1

Amendment to Credit Agreement

AFI and Lenders each hereby agree that, subject to satisfaction of the conditions stipulated in Article 3 of this Amendment, the Credit Agreement is hereby modified so that, upon consummation of the Black Stone Acquisition, Black Stone shall be deemed to be a Subsidiary and added to the Schedule 3.01 attached to the Third Amendment and made part of the Credit Agreement.  Upon Agent’s request, AFI shall promptly furnish to Agent a complete, accurate and current Schedule 3.01 that includes the state of formation, tax identification number, organizational identification number and the identity of the owners of all of the Equity Interests of each Subsidiary including Black Stone, in form and substance satisfactory in all respects to Agent in its sole discretion.

ARTICLE 2

Consent, Acknowledgement and Limited Waiver of Agent and Lenders

As evidenced by their respective signatures to this Amendment as set forth below, but subject to and conditioned upon the fulfillment and satisfaction of the Conditions to Effectiveness at the time and in the manner set forth below and the delivery of the Additional Loan Documents described below, Agent and each of the Lenders hereby: [i] consents to the Black Stone Acquisition; [ii] waives the provisions of the Credit Agreement relating to the Personal Property Pledge Requirement, the Guaranty and Pledge of Equity Interest Requirement and the Notice Requirement only with respect to the Black Stone Acquisition; and [iii] agrees to make an advance of its portion of a Revolving Borrowing on the Acquisition Closing Date as a part their respective Commitments as described in and otherwise in accordance with the Credit Agreement solely for the purposes of allowing AFI to consummate the Black Stone Acquisition.  From and after the consummation of the Black Stone Acquisition, notwithstanding the Unfulfilled Conditions, Agent and each of the Lenders acknowledges and agrees that the Black Stone Acquisition shall be deemed to be a Permitted Acquisition as described in the Credit Agreement subject to AFI delivering to Agent and each of the Lenders the Additional Loan Documents described below.

ARTICLE 3

Conditions to Effectiveness

This Amendment shall become effective when, and only when, Agent shall have received this Amendment signed by no less than the Required Lenders and AFI and evidence satisfactory to Agent that the closing of the Black Stone Acquisition has occurred and, in conjunction therewith, that any Lien encumbering the assets of Black Stone or any subsidiary of Black Stone that is not a Permitted Encumbrance has been terminated or will be terminated on the Acquisition Closing Date, and no Event of Default under the Credit Agreement or under or with respect to any of the other Loan Documents shall exist at the time AFI makes a request for the applicable Revolving Borrowing as provided below and in the Credit Agreement.

ARTICLE 4

Post-Closing Documents

AFI hereby agrees to furnish to Agent on or before December 3, 2015 (the  “Post-Black Stone Acquisition Documents Delivery Date”), each of the documents or instruments set forth below (collectively, for purposes of this Amendment, the “Additional Loan Documents”),  each executed by each of the parties hereto and the parties thereto where provided, respectively, all of which shall be in such form and substance satisfactory to Agent and Lenders in all respects in their sole discretion and upon the satisfaction of all the conditions set forth in Article 3 shall be deemed part of the “Loan Documents” referred to in the Credit Agreement:

A.The Transaction Package and all other documents and information relating thereto, as may be reasonably requested by Agent or any Lender.

B.A Guaranty Agreement (the “Black Stone Guaranty Agreement”) entered into by Black Stone and each subsidiary of Black Stone (collectively, the “Black Stone Subsidiaries”), containing the absolute, joint and several guarantee of payment by each of them, respectively, of the Obligations, and which shall be supplemental to any and each Guaranty Agreement heretofore given by any other Subsidiary Guarantor.

C.A Pledge of Equity Interests containing the grant to Agent for the ratable benefit of the Lenders, as part of the Collateral for the Obligations in each case, by AFI of one hundred percent (100%) of the issued and outstanding shares of capital stock of Black Stone,  and by Black Stone and the applicable subsidiaries of Black Stone of all of the Equity Interests of each of the Black Stone Subsidiaries owned by them (if any), respectively, including delivery, in conjunction with or promptly following such pledge, of all certificates evidencing any such ownership and related stock or membership unit powers, as applicable, endorsed by the entity pledging same.

D.A security agreement (the “Black Stone Security Agreement”) pursuant to which Black Stone and each of the Black Stone Subsidiaries shall grant to Agent for the ratable benefit of the Lenders a continuing first priority security interest in all of the personal property of each as part of the Collateral for the Obligations, which Black Stone Security Agreement shall be supplemental to any other Security Agreement heretofore executed and delivered.

E.An Incumbency Certificate and Certified Copy of Resolutions for AFI, Black Stone and each of the Black Stone Subsidiaries, authorizing the execution and delivery of this Amendment and the other Additional Loan Documents to which each is a party, respectively, and including a copy of the organization documents for Black Stone and each of the Black Stone Subsidiaries, and evidence of the valid existence of each and of AFI.

F.An opinion of legal counsel to AFI addressed to Agent and each of the Lenders as to the due authorization, execution, delivery and enforceability of this Amendment and the Additional Loan Documents by and with respect to AFI, Black Stone and each of the Black Stone Subsidiaries, and such other matters as Agent may reasonably request.

G.Agent and Lenders shall have received such other documents, instruments and certificates, if any, as Agent may reasonably request to insure the binding effect in accordance with the terms thereof of the Credit Agreement as modified by this Amendment, and the Additional Loan Documents.

AFI hereby expressly acknowledges and agrees that failure by AFI to furnish the Additional Loan Documents to Agent by and no later than the Post-Black Stone Acquisition Documents Delivery Date or the failure by AFI to use the Revolving Borrowing funds advanced to AFI by the Lenders for the purposes set forth in the Transaction Package shall constitute a default by AFI under the Credit Agreement and under each of the Loan Documents, whereupon Agent and Lenders shall be free to pursue all of their respective rights and remedies as set forth in the Credit Agreement and the Loan Documents.

ARTICLE 5

Representations and Warranties

AFI hereby restates, reaffirms, confirms and incorporates herein by this reference as of the date first written above each of the representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents, as modified by this Amendment, and confirms and agrees that it has no defenses, offsets or counterclaims with respect thereto.  Without limitation of the preceding sentence, AFI represents and warrants that: [i] this Amendment has been executed and delivered by a representative of AFI who is duly authorized to do so and that this Amendment is valid and binding on AFI; [ii] the Additional Loan Documents shall be executed and delivered by a representative executed and delivered by a representative of AFI and each Subsidiary Guarantor that is a party thereto who is duly authorized to do so and that the same shall be valid and binding on each; and [iii] this Amendment and each of the Additional Loan Documents are (and will be) the enforceable obligations of the parties thereto in accordance with their respective terms.  Without limitation of the forgoing and excepting only the Unfulfilled Conditions, AFI specifically represents, warrants and covenants to Agent and each of the Lenders that all of the conditions and requirements contained in the Credit Agreement and all of the other Loan Documents for the Black Stone Acquisition to be deemed to be a Permitted Acquisition as described in the Credit Agreement have been satisfied or will be satisfied on the Acquisition Closing Date.

ARTICLE 6

Other Provisions

4.1AFI acknowledges and agrees that neither it nor any other party has any defenses or offsets to the payment of any amount due to Agent or any of the Lenders under the Credit Agreement or under any of the other Loan Documents and, further, that neither it nor any other party has any defenses, claims or counterclaims with respect to the performance of any of the obligations arising under or in connection with any of the Loan Documents.

4.2AFI hereby agrees to reimburse Agent for all expenses incurred by Agent and Lenders in connection with the preparation, execution, delivery and performance of this Amendment, including without limitation for reasonable fees of legal counsel to Agent.

4.3This Amendment is not intended to be and shall not be deemed to be a novation of any of the Loan Documents or any part thereof, but rather shall be supplemental to each of the Loan Documents and shall be entitled to the benefit of the same priority of each of the Loan Documents, to the maximum extent permitted by law.  None of the Loan Documents are intended to be released, altered or changed in any manner except as expressly set forth herein, and such documents shall continue to be in full force and effect from and after the date of this Amendment as they were prior to the date hereof

4.4Except as expressly modified by this Amendment, all terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect as they were immediately prior to the execution and delivery of this Amendment, and those terms and conditions as modified are incorporated herein by this reference and shall govern this

Amendment in all respects.    Upon the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall mean and be deemed a reference to the Credit Agreement as modified by this Amendment.

4.5This Amendment may not be modified in any respect except in writing signed by the party charged with such modification.  This Amendment constitutes the final, complete and exclusive agreement among Agent, Lenders and AFI concerning its subject matter and neither the Agent, Lenders nor AFI are relying on any oral agreements or understandings of any nature whatsoever with respect thereto.

4.6This Amendment shall be effective notwithstanding that it is executed in counterparts, and a facsimile or other reproduction of a signature of any party to it shall be effective to the same extent as the manual signature of such party, but such party shall furnish its manually signed signature pages to each other party promptly upon request of such other party.

4.7This Amendment shall be governed by and shall construed in accordance with the laws of the Commonwealth of Kentucky in all respects.

IN TESTIMONY WHEREOF, witness the signatures on behalf of AFI, Agent,  BOA, FTB and RB, all effective as of the date first above written.

“AFI”

ALMOST FAMILY, INC., a Delaware corporation

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, President, Principal Financial Officer, Secretary and Treasurer

[COUNTERPART SIGNATURE PAGES FOR AGENT AND LENDERS CONTAINED ON THE FOLLOWING FOUR PAGES]

[COUNTERPART SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT ]

“AGENT”

JPMORGAN CHASE BANK, N.A., as Administrative Agent and for itself as a Lender

By:	/s/ J. Duffy Baker, Jr.
(signature)

Name:	J. Duffy Baker, Jr.
(print)

Title:	Executive Director

[COUNTERPART SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT ]

/s/
“BOA”

BANK OF AMERICA, N.A., as Syndication Agent and for itself as a Lender

	By:	/s/ E. Mark Hardison
(signature)

	Name:	E. Mark Hardison
(print)

	Title:	Senior Vice President

[COUNTERPART SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT ]

/s/
“FTB”

FIFTH THIRD BANK, as Documentation Agent and for itself as a Lender

	By:	/s/ Vera B. McEvoy
(signature)

	Name:	Vera B. McEvoy
(print)

	Title:	Vice President

[COUNTERPART SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT ]

“RB”

REGIONS BANK, for itself as a Lender

By:	/s/ Joseph A. Miller
(signature)

Name:	Joseph A. Miller
(print)

Title:	Managing Director